EXHIBIT 10.4

AMENDED AND RESTATED SECURITY AGREEMENT

February 27, 2008

Think Partnership Inc.

15550 Lightwave Drive, 3rd Floor

Clearwater, Florida 37760

(“Borrower”, and collectively with each of the Guarantors party hereto, "Debtor")

Wachovia Bank, National Association

301 South Tryon Street

Charlotte, North Carolina 28202

(Hereinafter referred to as "Bank")

For value received and to secure payment and performance of any and all obligations of (i) Guarantors under the Guaranty Agreement of even date herewith, as amended, and (ii) Borrower to Bank however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, including the Amended and Restated Revolving Credit Promissory Note in the amount of $15,000,000.00 dated as of the date hereof (as amended, restated, supplemented or modified from time to time, the “Revolving Note”), the Amended and Restated Term Promissory Note in the amount of $5,000,000.00 dated as of the date hereof (as amended, restated, supplemented or modified from time to time, the “Term Note” and, collectively with the Revolving Note, the “Notes”), the Loan Agreement dated as of the dater hereof (as amended, restated, supplemented or modified from time to time, the “Loan Agreement”), the other Loan Documents, swap agreements (as defined in 11 U.S.C. § 101, as in effect from time to time), future advances, and all costs and expenses incurred by Bank to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collectively, "Obligations"), each Debtor hereby grants to Bank a continuing security interest in and first priority lien upon, and for security purposes assigns and transfers to Bank until all of the Obligations (other than those expressly stated to survive such termination) are repaid in full and Bank’s obligation to make Advances has expired, the following described property, whether now owned or hereafter acquired, and any additions, replacements, accessions, or substitutions thereof and all cash and non-cash proceeds and products thereof (collectively, "Collateral"):

All of each of the Debtor’s rights, title and interest in and to the following described property, now owned or hereafter acquired, any additions, accessions, replacements or substitutions thereof and thereto, and all cash and non-cash proceeds, profits and products thereof, wherever located and all books and records in whatever form maintained: all of the personal property and fixtures of Debtor of every kind and nature including, without limitation, all accounts, chattel paper, instruments, general intangibles, equipment, accessions, fixtures, inventory, documents, letter-of-credit rights, deposits, goods, money and securities; provided, that (i) any security Interest on any capital stock (or other ownership interest) issued by any foreign subsidiary shall be limited to sixty-five percent (65%) of all issued and outstanding shares of all classes of voting capital stock (or other ownership interest) of each first tier foreign subsidiary and one hundred percent (100%) of all issued and outstanding shares of all classes of non-voting capital stock (or other ownership interest) of such first tier foreign subsidiary

Each Debtor hereby represents and agrees that:

OWNERSHIP. Debtor owns the Collateral. The Collateral is free and clear of all liens, security interests, and claims except for Permitted Liens and those previously reported in writing to and approved by Bank, and Debtor will keep the Collateral free and clear from all liens, security interests and claims, other than as permitted under the Loan Documents and any liens created by the Loan Documents. All securities and security entitlements pledged as Collateral are fully paid and non-assessable and if certificated, have been delivered to Bank with unrestricted endorsements. All income, dividends, earnings and profits with respect to the Collateral shall be reported for state and federal income tax purposes as attributable to the Debtor and not Bank, and Bank or any other person authorized to report income distributions, is authorized to issue IRS Forms 1099 indicating Debtor as the recipient of such income, earnings and profits.

NAME AND OFFICES; JURISDICTION OF ORGANIZATION. The name and address of Debtor, as set forth on Schedule 1, are Debtor’s exact legal name and the address of its chief executive office. There has been no change in the name of Debtor, or the name under which Debtor conducts business, within the five years preceding the date hereof except as previously reported in writing to Bank. Debtor has not moved its chief executive office within the five years preceding the date hereof except as previously reported in writing to Bank. Debtor has not changed the jurisdiction of its organization within the five years preceding the date hereof except as previously reported in writing to Bank.

TITLE/TAXES. Debtor has good and marketable title to Collateral and will warrant and defend same against all claims. Debtor will not transfer, sell, or lease Collateral (except as permitted herein). Debtor agrees to pay promptly all taxes and assessments upon or for the use of Collateral and on this Security Agreement. At its option, Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on Collateral. Debtor agrees to reimburse Bank, on demand, for any such payment made by Bank. Any amounts so paid shall be added to the Obligations.

WAIVERS. Debtor agrees not to assert against Bank as a defense (legal or equitable), as a set-off, as a counterclaim, or otherwise, any claims Debtor may have against any seller or lessor that provided personal property or services relating to any part of the Collateral or against any other party liable to Bank for all or any part of the Obligations. Debtor waives all exemptions and homestead rights with regard to the Collateral. Debtor waives any and all rights to any bond or security which might be required by applicable law prior to the exercise of any of Bank's remedies against any Collateral. All rights of Bank and security interests hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional, not discharged or impaired irrespective of (and regardless of whether Debtor receives any notice of): (i) any lack of validity or enforceability of any Loan Document; (ii) any change in the time, manner or place of payment or performance, or in any term, of all or any of the Obligations or the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document; (iii) any exchange, insufficiency, unenforceability, enforcement, release, impairment or non-perfection of any collateral, or (iv) any amendment or waiver of or consent to departure from any Loan Document or other agreement. To the extent permitted by law, Debtor hereby waives any rights under any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist and which, but for this provision, might be applicable to any sale or disposition of the Collateral by Bank; and any other circumstance which might otherwise constitute a defense available to, or a discharge of any party with respect to the Obligations.

NOTIFICATIONS; LOCATION OF COLLATERAL. Debtor will notify Bank in writing at least 30 days prior to any change in: (i) Debtor's chief place of business and/or residence; (ii) Debtor's name or identity; (iii) Debtor's corporate/organizational structure; provided that the prior written notice requirement set forth above shall not be applicable with respect to acquisitions constituting Permitted Acquisitions (as defined in the Loan Agreement) or (iv) the jurisdiction in which Debtor is organized. In addition, Debtor shall promptly notify Bank of any claims or alleged claims of any other person or entity to the Collateral or the institution of any litigation, arbitration, governmental investigation or administrative proceedings against or affecting the Collateral. Debtor will keep Collateral at the location(s) specified on Schedule 1 hereto under such Debtor’s name. Debtor will bear the cost of preparing and filing any documents necessary to protect Bank's liens.

COLLATERAL CONDITION AND LAWFUL USE. Debtor represents that the Collateral is in good repair and condition and that Debtor shall use reasonable care to prevent Collateral from being damaged or depreciating, normal wear and tear excepted. Debtor shall immediately notify Bank of any material loss or damage to Collateral. Debtor shall not permit any item of Collateral to become an accession to other property unless such property is also Collateral hereunder.

FINANCING STATEMENTS, CERTIFICATES OF TITLE, POWER OF ATTORNEY. No financing statement (other than Permitted Liens and any filed or approved by Bank) covering any Collateral is on file in any public filing office. Debtor authorizes the filing of one or more financing statements covering the Collateral in form satisfactory to Bank, and without Debtor’s signature where authorized by law, agrees to deliver certificates of title on which Bank’s lien has been indicated covering any Collateral subject to a certificate of title statute, and will pay all costs and expenses of filing or applying for the same or of filing this Security Agreement in all public filing offices, where filing is deemed by Bank to be desirable. Debtor hereby constitutes and appoints Bank the true and lawful attorney of Debtor with full power of substitution to take any and all appropriate action and to execute any and all documents, instruments or applications that may be necessary or desirable to accomplish the purpose and carry out the terms of this Security Agreement. The foregoing power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations have been paid in full. Neither Bank nor anyone acting on its behalf shall be liable for acts, omissions, errors in judgment, or mistakes in fact in such capacity as attorney-in-fact, except to the extent such liability arises from Bank’s gross negligence or willful misconduct. Debtor ratifies all acts of Bank as attorney-in-fact. Debtor agrees to take such other actions, at Debtor’s expense, as might be requested for the perfection, continuation and assignment, in whole or in part, of the security interests granted herein and to assure and preserve Bank’s intended priority position. If certificates, passbooks, or other documentation or evidence is/are issued or outstanding as to any of the Collateral, Debtor will cause the security interests of Bank to be properly protected, including perfection by notation thereon or delivery thereof to Bank. Upon Bank's request, Debtor will, at its own expense: (i) do all things determined by Bank to be desirable to register such Collateral or qualify for an exemption from registration, under the provisions of all applicable securities laws, and (ii) otherwise do or cause to be done all other acts and things as may be necessary to make the sale of the Collateral valid, binding and in compliance with applicable law.

STOCK, DIVIDENDS. If, with respect to any securities pledged hereunder, a stock dividend is declared, any stock split made or right to subscribe is issued, all the certificates for the shares representing such stock dividend, stock split or right to subscribe will be immediately delivered, duly endorsed, to the Bank as additional Collateral, and any cash or non-cash proceeds and products thereof, including investment property and security entitlements will be immediately delivered to Bank; provided that, so long as no Default has occurred and is continuing under any Loan Document, any subsidiary of Borrower or Guarantor may make dividends or distributions to Borrower or such Guarantor. Debtor acknowledges that such grant includes all investment property and security entitlements, now existing or hereafter arising, relating to such securities. In addition, Debtor agrees to execute such notices and instructions to securities intermediaries as Bank may reasonably request.

NO TRADING OF COLLATERAL. Until a Default occurs, Debtor shall have the right to vote the securities pledged hereunder and to collect and receive all cash dividends and interest distributed periodically in the ordinary course by the obligor or issuer of such Collateral or part thereof; provided, however, Debtor may not sell, transfer, exchange for other property or cash (“Trade”) or otherwise exercise rights with respect to such Collateral or receive any distributions or proceeds from Trades of such Collateral without the prior written consent of Bank, and any such distributions or proceeds received by Debtor shall be held in trust for, and immediately delivered to, Bank. Any consent pursuant to this paragraph shall be in Bank's sole discretion.

CONTROL. Debtor will cooperate with Bank in obtaining control with respect to Collateral consisting of electronic chattel paper.

CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES. Debtor warrants that Collateral consisting of chattel paper, accounts, or general intangibles is (i) genuine and enforceable in accordance with its terms; (ii) not subject to any defense, set-off, claim or counterclaim of a material nature against Debtor except as to which Debtor has notified Bank in writing; and (iii) not subject to any other circumstances that would impair the validity, enforceability, value, or amount of such Collateral except as to which Debtor has notified Bank in writing. Debtor shall not amend, modify or supplement any lease, contract or agreement contained in Collateral or waive any provision therein, without prior written consent of Bank. Debtor will not create any tangible chattel paper without placing a legend on the chattel paper acceptable to Bank indicating that Bank has a security interest in the chattel paper. Following the date hereof, debtor will not create any electronic chattel paper without taking all steps deemed necessary by Bank to confer control of the electronic chattel paper upon Bank in accordance with the UCC.

ACCOUNT INFORMATION. From time to time, at Bank's request, Debtor shall provide Bank with schedules describing all accounts, including customers' addresses, created or acquired by Debtor. Together with each schedule, Debtor shall, if requested by Bank, furnish Bank with copies of Debtor's sales journals, invoices, customer purchase orders or the equivalent, and original shipping or delivery receipts for all goods sold.

ACCOUNT DEBTORS. If a Default that is not cured within the time period set forth in the Notes and the Loan Agreement should occur, Bank shall have the right to notify the account debtors obligated on any or all of the Collateral to make payment thereof directly to Bank and Bank may take control of all proceeds of any such Collateral, which rights Bank may exercise at any time. The cost of such collection and enforcement, including attorneys' fees and expenses, shall be borne solely by Debtor whether the same is incurred by Bank or Debtor. If a Default should occur or upon demand of Bank, Debtor will, upon receipt of all checks, drafts, cash and other remittances in payment on Collateral, deposit the same in a special bank account maintained with Bank, over which Bank also has the power of withdrawal.

If a Default should occur, no discount, credit, or allowance shall be granted by Debtor to any account debtor and no return of merchandise shall be accepted by Debtor without Bank's consent. Bank may, after Default, settle or adjust disputes and claims directly with account debtors for amounts and upon terms that Bank considers advisable, and in such cases Bank will credit the Obligations with the net amounts received by Bank, after deducting all of the expenses incurred by Bank. Debtor agrees to indemnify and defend Bank and hold it harmless with respect to any claim or proceeding arising out of any matter related to collection of Collateral except to the extent any such claim or proceeding results solely from the gross negligence or willful misconduct, as determined by a final and nonappealable judgment by a court of competent jurisdiction, of Bank.

GOVERNMENT CONTRACTS. If any Collateral covered hereby arises from obligations due to Debtor from any governmental unit or organization, Debtor shall immediately notify Bank in writing and execute all documents and take all actions deemed necessary by Bank to ensure recognition by such governmental unit or organization of the rights of Bank in the Collateral.

INVENTORY. So long as no Default has occurred, Debtor shall have the right in the regular course of business, to process and sell Debtor's inventory. If a Default should occur or upon demand of Bank, Debtor will, upon receipt of all checks, drafts, cash and other remittances, in payment of Collateral sold, deposit the same in a special bank account maintained with Bank, over which Bank also has the power of withdrawal. Debtor agrees to notify Bank immediately in the event that any inventory purchased by or delivered to Debtor is evidenced by a bill of lading, dock warrant, dock receipt, warehouse receipt or other document of title and to deliver such document to Bank upon request.

INSTRUMENTS, CHATTEL PAPER, DOCUMENTS. Any Collateral that is, or is evidenced by, instruments, chattel paper or negotiable documents will be properly delivered to and the originals of any such Collateral in tangible form deposited with and held by Bank, unless Bank shall hereafter otherwise direct or consent in writing. Bank may, upon a Default under the Loan Documents that is not cured within the time period set forth in the Notes and without notice, before or after maturity of the Obligations, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to such Collateral, but shall have no duty to do so.

COLLATERAL DUTIES. Bank shall have no custodial or ministerial duties to perform with respect to Collateral pledged except as set forth herein; and by way of explanation and not by way of limitation, Bank shall incur no liability for any of the following: (i) loss or depreciation of Collateral (unless caused by its willful misconduct or gross negligence), (ii) failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral, (iii) failure to ascertain, notify Debtor of, or take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of the Collateral, or failure to notify any party hereto that Collateral should be presented or surrendered for any such reason. Debtor acknowledges that Bank is not an investment advisor or insurer with respect to the Collateral; and Bank has no duty to advise Debtor of any actual or anticipated changes in the value of the Collateral.

TRANSFER OF COLLATERAL. Bank may assign its rights in Collateral or any part thereof to any assignee who shall thereupon become vested with all the powers and rights herein given to Bank with respect to the property so transferred and delivered, and Bank shall thereafter be forever relieved and fully discharged from any liability with respect to such property so transferred, but with respect to any property not so transferred, Bank shall retain all rights and powers hereby given.

REGULATION U. None of the proceeds of the credit secured hereby shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System ("Regulation U"), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purchase which might render the Loan a "Purpose Credit" within the meaning of Regulation U.

CROSS COLLATERALIZATION LIMITATION. As to any other existing or future consumer purpose loan made by Bank to Debtor, within the meaning of the Federal Consumer Credit Protection Act, Bank expressly waives any security interest granted herein in Collateral that Debtor uses as a principal dwelling and household goods.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Debtor shall pay all of Bank's reasonable expenses incurred in enforcing this Security Agreement and in preserving and liquidating Collateral, including but not limited to, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred with or without the commencement of a suit, trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

DEFAULT. If any of the following occurs, a default ("Default") under this Security Agreement shall exist: Loan Document Default. A default under any Loan Document. Breach. Any breach of any agreement contained or referred to in this Security Agreement or other Loan Document. False Warranty. A warranty or representation made in the Loan Documents or furnished to Bank in connection with the loans evidenced by the Notes is materially false when made. Collateral Loss or Destruction. Any loss, theft, substantial damage, or destruction of Collateral not fully covered by insurance, or as to which insurance proceeds are not remitted to Bank within 30 days of the loss. Collateral Sale, Lease or Encumbrance. Any sale, lease, or encumbrance of any Collateral not specifically permitted herein without prior written consent of Bank. Levy, Seizure or Attachment. The making of any levy, seizure, or attachment on or of Collateral which is not removed within 10 days. Unauthorized Collection of Collateral. Any attempt to collect, cash in or otherwise recover deposits that are Collateral. Third Party Breach. Any default or breach by a Third Party of any provision contained in any agreement executed in connection with any of the Collateral. Unauthorized Termination. Any attempt to terminate, revoke, rescind, modify, or violate the terms of this Security Agreement or any Control Agreement without the prior written consent of Bank.

REMEDIES ON DEFAULT (INCLUDING POWER OF SALE). If a Default occurs Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation thereto, Bank shall have the following rights and remedies: (i) to take immediate possession of Collateral, without notice or resort to legal process, and for such purpose, to enter upon any premises on which Collateral or any part thereof may be situated and to remove the same therefrom, or, at its option, to render Collateral unusable or dispose of said Collateral on Debtor's premises; (ii) to exercise its right of set-off or bank lien as to any monies of Debtor deposited in accounts of any nature maintained by Debtor with Bank or affiliates of Bank, without advance notice, regardless of whether such accounts are general or special; and (iii) to dispose of Collateral, as a unit or in parcels, separately or with any real property interests also securing the Obligations, in any county or place to be selected by Bank, at either private or public sale (at which public sale Bank may be the purchaser) with or without having the Collateral physically present at said sale. In addition to the foregoing, Bank shall be authorized to: transfer into Bank's name or the name of its nominee, all or any part of the Collateral; receive all interest, dividends, and other proceeds of the Collateral; notify any person obligated on any Collateral of the security interest of Bank therein and require such person to make payment directly to Bank; demand, sue for, collect or receive the Collateral and any proceeds thereof, and/or make any settlement or compromise as Bank deems desirable with respect to any Collateral; and exercise any voting, conversion, registration, purchase or other rights of an owner, holder or entitlement holder of the Collateral. Debtor agrees that Bank may exercise its rights under this Security Agreement without regard for the actual or potential tax consequences to Debtor under federal or state law and without regard to any instructions or directives given Bank by Debtor.

Any notice of sale, disposition or other action by Bank required by law and sent to Debtor at Debtor's address shown above, or at such other address of Debtor as may from time to time be shown on the records of Bank, at least 10 days prior to such action, shall constitute reasonable notice to Debtor. Notice shall be deemed given or sent when mailed postage prepaid to Debtor's address as provided herein via recognized overnight courier service or certified mail. Bank shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Bank with respect to any of the Collateral, to Obligations in such order and manner as Bank may determine. Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Bank in a recognized market for such collateral without providing notice of sale. Debtor waives any and all requirements that the Bank sell or dispose of all or any part of the Collateral at any particular time, regardless of whether Debtor has requested such sale or disposition.

REMEDIES ARE CUMULATIVE. No failure on the part of Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Bank or any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Loan Documents.

INDEMNIFICATION. Debtor shall protect, indemnify and save harmless Bank from and against all losses, liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Damages”) imposed upon, incurred by or asserted against Bank on account of (i) the Loan Documents or any failure of Debtor to comply with any of the terms or representations of this Agreement; (ii) any claim of loss or material damage to the Collateral or any injury or claim of injury to, or death of, any person or property that may be occasioned by any cause whatsoever pertaining to the Collateral or the use, occupancy or operation thereof, (iii) any failure of Debtor to comply with any law, rule or regulation applicable to the Collateral or the use, occupancy or operation of the Collateral (including, without limitation, the failure to pay any taxes, fees or other charges), (iv) any Damages whatsoever by reason of any alleged action, obligation or undertaking of Bank relating in any way to or any matter contemplated by the Loan Documents, or (v) any claim for brokerage fees or such other commissions relating to the Collateral or any other Obligations; provided that such indemnity shall be effective only to the extent of any Damages that may be sustained by Bank in excess of any net proceeds received by it from any insurance of Debtor (other than self-insurance) with respect to such Damages. Nothing contained herein shall require Debtor to indemnify Bank for any Damages resulting from Bank’s gross negligence or its willful misconduct. The indemnity provided for herein shall survive payment of the Obligations and shall extend to the officers, directors, employees and duly authorized agents of Bank. In the event Bank incurs any Damages arising out of or in any way relating to the transaction contemplated by the Loan Documents (including any of the matters referred to in this section), the amounts of such Damages shall be added to the Obligations, shall bear interest, to the extent permitted by law, at the interest rate borne by the Obligations from the date incurred until paid and shall be payable on demand.

MISCELLANEOUS. (i) Amendments and Waivers. No waiver, amendment or modification of any provision of this Security Agreement shall be valid unless in writing and signed by Debtor and an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion. (ii) Assignment. All rights of Bank hereunder are freely assignable, in whole or in part, and shall inure to the benefit of and be enforceable by Bank, its successors, assigns and affiliates. Debtor shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Debtor to assign without Bank's prior written consent is null and void. Any assignment shall not release Debtor from the Obligations. This Security Agreement shall be binding upon Debtor, and the heirs, personal representatives, successors, and assigns of Debtor. (iii) Applicable Law; Conflict Between Documents. This Security Agreement shall be governed by and construed under the law of the jurisdiction named in the address of the Bank shown on the first page hereof (the “Jurisdiction”) without regard to that Jurisdiction's conflict of laws principles, except to the extent that the UCC requires the application of the law of a different jurisdiction. If any terms of this Security Agreement conflict with the terms of any commitment letter or loan proposal, the terms of this Security Agreement shall control. (iv) Jurisdiction. Debtor irrevocably agrees to non-exclusive personal jurisdiction in the state identified as the Jurisdiction above. (v) Severability. If any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. (vi) Notices. Any notices to Debtor shall be sufficiently given, if in writing and mailed, hand delivered or sent via telecopy (or other facsimile device), recognized overnight courier service or certified mail to the address of Debtor shown above or such other address as provided hereunder; and to Bank, if in writing and mailed or delivered to Wachovia Bank, National Association, Mail Code VA7628, P. O. Box 13327, Roanoke, VA 24040 or Wachovia Bank, National Association, Mail Code VA7628, 10 South Jefferson Street, Roanoke, VA 24011 or such other address as Bank may specify in writing from time to time. Notices to Bank must include the mail code. In the event that Debtor changes Debtor's mailing address at any time prior to the date the Obligations are paid in full, Debtor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. (vii) Captions. The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof. The use of the plural shall also mean the singular, and vice versa. (viii) Joint and Several Liability. Each of the Debtors party to this Security Agreement are jointly and severally obligated hereunder. (ix) Binding Contract. Debtor by execution and Bank by acceptance of this Security Agreement, agree that each party is bound by all terms and provisions of this Security Agreement. (x) Final Agreement. This Security Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

DEFINITIONS. Loan Documents. The term "Loan Documents" refers to all documents, including this Security Agreement, whether now or hereafter existing, executed in connection with or related to the Obligations, and may include, without limitation and whether executed by Debtor or others, commitment letters that survive closing, loan agreements, promissory notes, guaranty agreements, deposit or other similar agreements, other security agreements, letters of credit and applications for letters of credit, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. § 101, as in effect from time to time). Third Party. The term “Third Party” means any Broker, Collateral Agent, Securities Intermediary and/or bank which from time to time maintains a securities account, and is acting in such capacity, for Debtor or maintains a deposit account for Debtor with respect to any part of the Collateral. UCC. “UCC” means the Uniform Commercial Code as presently and hereafter enacted in the Jurisdiction. Terms defined in the UCC. Any term used in this Agreement and in any financing statement filed in connection herewith which is defined in the UCC and not otherwise defined in this Security Agreement or any other Loan Document has the meaning given to the term in the UCC.

RELEASES

. At such time as the Obligations are repaid in full and Bank’s obligation to make Advances has expired, the Collateral shall be released from the liens created hereby, and this Security Agreement and all obligations (other than those expressly stated to survive such termination) of Bank and Debtor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to Debtor. At the request and sole expense of Debtor following any such termination, Bank shall deliver to Debtor any Collateral held by Bank hereunder, and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

IN WITNESS WHEREOF, Debtor, on the day and year first written above, has caused this Security Agreement to be executed under seal.

DEBTORS:

[CORPORATE SEAL]	THINK PARTNERSHIP INC., a Nevada corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	CHERISH, INC., a Florida corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	CHECKUP MARKETING, INC., a North Carolina
Corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	RIGHTSTUFF INC., a North Carolina corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	MARKETSMART ADVERTISING, INC., a North Carolina corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	OZONA ONLINE NETWORK, INC., a Florida corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	KOWABUNGA MARKETING, INC., a Michigan corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	PRIMARYADS, INC., a New Jersey corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	REAL ESTATE SCHOOL ONLINE INC., a Florida corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	VINTACOM FLORIDA, INC., a Florida corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	MOREX MARKETING GROUP, LLC, a New York limited liability company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	LITMUS MEDIA, INC., a Missouri corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	ILEAD MEDIA LLC, a Delaware limited liability company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	VALIDCLICK, INC., a Missouri corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	SECOND BITE, LLC., a Kansas limited liability company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

AGREED AND ACKNOWLEDGED BY FOREIGN ISSUERS
[CORPORATE SEAL]	WEB DIVERSITY LTD., a United Kingdom corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	SMART INTERACTIVE LTD., a United Kingdom corporation

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	VINTACOM MEDIA GROUP, ULC, an Alberta company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	VINTACOM INTERNET SERVICES, INC., an Alberta company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	VINTACOM SOFTWARE SERVICES, INC., an Alberta company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	RELATIONSHIP EXCHANGE HOLDINGS LTD., an Alberta company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	RELATIONSHIP EXCHANGE LIMITED., an Alberta company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

[CORPORATE SEAL]	INTIPRO DATING, INC., an Alberta company

	By:	/s/ JODY BROWN
	Name:	Jody Brown
	Title:	Chief Financial Officer

Schedule 1

to

Security Agreement

LEGAL NAME ADDRESS OF CHIEF EXECUTIVE OFFICE OF EACH DEBTOR

Legal Name of Debtor	Address of Chief Executive Office of Debtor
Think Partnership Inc.	15550 Lightwave Drive, Suite 300, Clearwater, FL 33760
Cherish, Inc.	15550 Lightwave Drive, Suite 300, Clearwater, FL 33760
MarketSmart Advertising, Inc.	300 Perimeter Park Drive, Suite D, Morrisville, NC 27560
RightStuff Inc.	300 Perimeter Park Drive, Suite D, Morrisville, NC 27560
CheckUp Marketing, Inc.	300 Perimeter Park Drive, Suite D, Morrisville, NC 27560
Ozona Online Network, Inc.	15550 Lightwave Drive, Suite 300, Clearwater, FL 33760
KowaBunga Marketing, Inc.	15550 Lightwave Drive, Suite 300, Clearwater, FL 33760
PrimaryAds, Inc.	15550 Lightwave Drive, Suite 300, Clearwater, FL 33760
Real Estate School Online Inc.	15550 Lightwave Drive, Suite 300, Clearwater, FL 33760
Vintacom Florida, Inc.	15550 Lightwave Drive, Suite 300, Clearwater, FL 33760
Morex Marketing Group, LLC	909 Third Avenue, 5th Floor, New York, NY 10022
Litmus Media, Inc.	15550 Lightwave Drive, Suite 300, Clearwater, FL 33760
iLead Media, LLC	437 East 1000 South, Pleasant Grove, UT 84062
Validclick, Inc.	15550 Lightwave Drive, Suite 300, Clearwater, FL 33760
Second Bite, LLC	15550 Lightwave Drive, Suite 300, Clearwater, FL 33760